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                                                                    Exhibit 99.1


                     GENESEE & WYOMING INC. AND SUBSIDIARIES

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Genesee & Wyoming Inc. and Subsidiaries, (the "Company") on Form 10-Q for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mortimer B. Fuller, III, the Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Genesee & Wyoming Inc.

Date:    November 14, 2002                   By: /s/Mortimer B. Fuller, III
                                                 ---------------------------
                                             Name:  Mortimer B. Fuller, III
                                             Title: Chief Executive Officer